UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of Consolidated-Tomoka Land Co. (the “Company”) was held on April 27, 2016 at LPGA International Golf Club in Daytona Beach, Florida. At the 2016 Annual Meeting, the Company’s shareholders re-elected John P. Albright, John J. Allen, Jeffry B. Fuqua, William L. Olivari, Howard C. Serkin, A. Chester Skinner, III, and Thomas P. Warlow, III, to serve as members of the board of directors (the “Board”) of the Company until the 2017 Annual Meeting of Shareholders.  In addition, the Company’s shareholders took the following actions at the 2016 Annual Meeting: (i) the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was ratified; (ii) a proposal for advisory approval of the Company’s 2015 executive compensation was not approved; (iii) a shareholder proposal requesting that the Board hire an independent advisor to evaluate ways to maximize shareholder value was approved; and (iv) a proposal to authorize the issuance of additional shares of common stock upon conversion of our 4.5% Convertible Senior Notes due 2020 was not approved.

The proposals below are described in detail in the Company’s definitive proxy statement dated March 15, 2016. The voting results for each proposal were as follows:

Proposal 1: Election of seven directors to hold office until the 2017 Annual Meeting of Shareholders:
	For	Against	Abstain	Broker Non-Vote
John P. Albright	2,850,421	1,801,886	24,271	869,699
John J. Allen	2,509,813	2,155,299	11,466	869,699
Jeffry B. Fuqua	2,747,259	1,917,159	12,160	869,699
William L. Olivari	2,519,955	2,144,669	11,954	869,699
Howard C. Serkin	2,457,118	2,207,706	11,754	869,699
A. Chester Skinner, III	2,737,121	1,927,123	12,334	869,699
Thomas P. Warlow, III	2,504,441	2,159,989	12,148	869,699

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2016:
	For	Against	Abstain
	3,561,388	1,954,100	30,789

Proposal 3: Advisory vote to approve executive compensation:
	For	Against	Abstain	Broker Non-Vote
	2,007,805	2,573,934	94,839	869,699

Proposal 4: Shareholder proposal requesting that the board of directors hire an independent advisor to evaluate ways to maximize shareholder value:
	For	Against	Abstain	Broker Non-Vote
	3,239,205	1,137,068	300,035	869,699

Proposal 5: Proposal to authorize the issuance of additional shares of common stock upon conversion of our 4.50% Convertible Senior Notes due 2020:
	For	Against	Abstain	Broker Non-Vote
	1,819,970	2,822,403	34,205	869,699

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2016                                                                       Consolidated-Tomoka Land Co.

By: /s/John P. Albright

John P. Albright, President and Chief Executive Officer